     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 30, 2005
                                                      REGISTRATION NO. 333-59100
                                                                       811-10353

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933                      /X/
                         PRE-EFFECTIVE AMENDMENT NO.                         / /
                        POST-EFFECTIVE AMENDMENT NO. 5                       /X/
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                                 AMENDMENT NO. 7                             /X/
                                   ----------
                                 MORGAN STANLEY
                              KLD SOCIAL INDEX FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                              AMY R. DOBERMAN, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                   ----------
                                    COPY TO:
        CARL FRISCHLING, ESQ.                          STUART M. STRAUSS, ESQ.
KRAMER LEVIN NAFTALIS & FRANKEL LLP                    CLIFFORD CHANCE US LLP
         919 THIRD AVENUE                                31 WEST 52ND STREET
    NEW YORK, NEW YORK 10022                          NEW YORK, NEW YORK 10019
                                   ----------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Post-Effective Amendment becomes effective.

                                   ----------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
       / / Immediately upon filing pursuant to paragraph (b)
       /X/ On March 30, 2005 pursuant to paragraph (b)
       / / 60 days after filing pursuant to paragraph (a)(1)
       / / On (date) pursuant to paragraph (a)(1)
       / / 75 days after filing pursuant to paragraph (a)(2)
       / / On (date) pursuant to paragraph (a)(2) of Rule 485.

            AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS
     If appropriate, check the following box:
       / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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[GRAPHIC]

MORGAN STANLEY FUNDS

MORGAN STANLEY
KLD SOCIAL INDEX FUND

A MUTUAL FUND THAT SEEKS TO PROVIDE INVESTMENT RESULTS THAT, BEFORE EXPENSES, CORRESPOND TO THE TOTAL RETURN (I.E., THE COMBINATION OF CAPITAL CHANGES AND INCOME) OF THE KLD LARGE CAP SOCIAL(SM) INDEX

[MORGANSTANLEY LOGO]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS
MARCH 30, 2005

Contents

THE FUND

         Investment Objective                                                  1
         Principal Investment Strategies                                       1
         Principal Risks                                                       2
         Past Performance                                                      4
         Fees And Expenses                                                     6
         Additional Investment Strategy Information                            7
         Additional Risk Information                                           8
         Portfolio Holdings                                                    8
         Fund Management                                                       8

SHAREHOLDER INFORMATION

         Pricing Fund Shares                                                  10
         How To Buy Shares                                                    10
         How To Exchange Shares                                               12
         How To Sell Shares                                                   14
         Distributions                                                        15
         Frequent Purchases and Redemptions of Fund Shares                    16
         Tax Consequences                                                     17
         Share Class Arrangements                                             18
         Additional Information                                               25

FINANCIAL HIGHLIGHTS                                                          26

MORGAN STANLEY FUNDS                                           Inside Back Cover

This PROSPECTUS contains important information about the Fund. Please read it carefully and keep it for future reference.

The Fund

INVESTMENT OBJECTIVE

[GRAPHIC]

Morgan Stanley KLD Social Index Fund seeks to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the KLD Large Cap Social(SM) Index (the "KLD Index").

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Fund will normally invest at least 80% of its assets in common stocks of companies included in the KLD Index, an index comprised of stocks that meet certain social and environmental criteria. The KLD Index is a common stock index comprised of the stocks of U.S. companies which are weighted according to market capitalization. The KLD Index was developed by KLD Research & Analytics, Inc. ("KLD") based on certain social and environmental criteria. The KLD Index is derived by KLD from the constituents of the Russell 1000(R) Index. The Russell 1000 Index measures the performance of the 1000 largest companies in the United States and is considered representative of the U.S. large capitalization securities market. The Russell 1000 Index is reconstituted annually on June 30.

It is anticipated that the KLD Index will contain stocks of approximately 700 issuers. The Fund might not purchase all of the securities contained in the KLD Index because of the practical difficulties and expense of purchasing and selling such a large number of securities. Instead, the "Investment Adviser," Morgan Stanley Investment Advisors Inc., may use statistical sampling in an attempt to recreate the portfolio characteristics of the KLD Index.

The KLD Index is reconstituted once a year based on an updated list of the companies comprising the Russell 1000 Index. In addition, the KLD Index may be adjusted monthly to reflect changes resulting from the application of social criteria.

KLD selects companies from the Russell 1000 Index for inclusion in the KLD Index based on KLD's evaluation of their corporate and social responsibility, as well as certain financial criteria.

The following are the principal social criteria KLD currently considers when selecting companies for inclusion in the KLD Index:

- Safe and useful products, including a company's record with regard to product safety, marketing practices and commitment to quality.

[SIDENOTE]

THE KLD LARGE CAP SOCIAL INDEX (KLD INDEX) IS A SERVICE MARK OF KLD RESEARCH & ANALYTICS, INC. (KLD). MORGAN STANLEY KLD SOCIAL INDEX FUND IS NOT PROMOTED OR ENDORSED BY, NOR IN ANY WAY AFFILIATED WITH KLD. KLD IS NOT RESPONSIBLE FOR AND HAS NOT REVIEWED THE FUND NOR ANY ASSOCIATED LITERATURE OR PUBLICATIONS AND KLD MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THEIR ACCURACY, OR COMPLETENESS, OR OTHERWISE.

THE KLD INDEX IS DERIVED FROM THE CONSTITUENTS OF THE RUSSELL 1000 INDEX. THE RUSSELL 1000 INDEX IS A TRADEMARK/SERVICE MARK OF THE FRANK RUSSELL COMPANY
(FRC). THE USE OF THE RUSSELL 1000 INDEX AS THE UNIVERSE FOR THE KLD INDEX IN NO WAY SUGGESTS OR IMPLIES AN OPINION BY FRC AS TO THE ATTRACTIVENESS OF THE KLD INDEX OR OF THE INVESTMENT IN ANY OR ALL OF THE SECURITIES UPON WHICH THE RUSSELL 1000 INDEX OR KLD INDEX ARE BASED.

- Employee relations, including a company's record with regard to labor matters, workplace safety, equal employment opportunities, employee benefit programs, non-U.S. operations and meaningful participation in company profits either through stock purchase or profit sharing plans.

- Corporate citizenship, including a company's record with regard to philanthropic activities and community relations.

- Environmental performance, including a company's record with regard to fines or penalties, waste disposal, toxic emissions, efforts in waste reduction and emissions reduction, recycling and environmentally beneficial fuels, products and services.


In addition, the KLD Index excludes companies that derive more than the greater of 2% or $50 million of their gross revenues from the sale of military weapons, companies that derive any revenues from the manufacture of tobacco products, alcoholic beverages or gambling operations and companies that own or operate nuclear power plants.


The Investment Adviser seeks a correlation between the performance of the Fund, before expenses, and that of the KLD Index of 95% or better. A figure of 100% would indicate perfect correlation.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

The remaining 20% of the Fund's assets may be invested in stock index futures. Stock index futures contracts may be used to assist in seeking performance that corresponds to the performance of the KLD Index and/or to assist in managing cash flows into and out of the Fund. Presently, there are no stock index futures contracts on the KLD Index; however, the Fund may use futures on other indexes the Investment Adviser believes to be representative of securities contained in the KLD Index. Such other indexes may be comprised in part of securities that would not meet KLD's eligibility criteria for the KLD Index. The Fund may also invest in shares of index funds.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

COMMON STOCK. A principal risk of investing in the Fund is associated with its equity investments. In general, stock and other equity securities' values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

INDEX INVESTING. Another risk of investing in the Fund arises from its operation as an index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Fund's portfolio. The Fund will remain invested in equity securities even when stock prices are generally falling. Ordinarily, the Investment Adviser will not sell the Fund's portfolio securities, except to reflect additions to or deletions from the securities that comprise the KLD Index, or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. In addition, the Fund may from time to time sell securities to realize losses for purposes of offsetting capital gains the Fund has realized.

The performance of the KLD Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs which will be borne by the Fund (e.g., management fees, transfer agency and accounting costs).

The Fund's ability to correlate its performance, before expenses, with the performance of the KLD Index may be affected by, among other things, changes in securities markets, the manner in which the KLD Index is calculated, the timing of purchases and sales and the success of any statistical sampling utilized by the Investment Adviser. The Fund's ability to correlate its performance to that of the Index also depends to some extent on the size of the Fund's portfolio, the size of cash flows into and out of the Fund and differences between how and when the Fund and the KLD Index are valued. The Investment Adviser regularly monitors the correlation and, in the event the desired correlation is not achieved, the Investment Adviser will determine what additional investment changes may need to be made.

MEDIUM CAPITALIZATION COMPANIES. The KLD Index may include medium-sized companies which generally have market capitalizations greater than $1 billion but less than $5 billion. Investing in securities of these companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than the stocks of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

INDUSTRY CONCENTRATION. The KLD Index may, at any time, be concentrated in companies engaged in a particular industry and, therefore, the value of the Fund's shares may be significantly impacted by developments affecting that industry. For example, the Index is currently concentrated in the technology industry. As a result, the value of the Fund's shares may be substantially more volatile than share values of funds that do not invest in technology-oriented companies. The technology sector is a rapidly changing field, and stocks of these companies may be subject to more abrupt or erratic market movements than the stock market in general. The products and services of technology-oriented companies may be subject to rapid obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. In addition, these companies may have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people. As a result, the securities of these companies may exhibit substantially greater price volatility than those of companies in other industries.

STOCK INDEX FUTURES. If the Fund invests in futures, its participation in these markets would subject the Fund's portfolio to certain risks. In particular, there may be a risk of imperfect correlation between the price of futures contracts and movements in the prices of the securities which comprise the KLD Index.

NON-DIVERSIFIED STATUS. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual corporation. Thus, the Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree.

OTHER RISKS. The performance of the Fund also will depend on whether or not the Investment Adviser is successful in applying the Fund's investment strategies, including the Investment Adviser's ability to manage cash flows (primarily from purchases and sales, and distributions from the Fund's investments). The Fund is also subject to other risks from its permissible investments, including the risks associated with index funds. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS--CALENDAR YEAR

[CHART]

2002   -23.93%
2003    28.52%
2004    10.32%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.


During the periods shown in the bar chart, the highest return for a calendar quarter was 14.78% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -17.42% (quarter ended September 30, 2002).


[SIDENOTE]

ANNUAL TOTAL RETURNS

THIS CHART SHOWS HOW THE PERFORMANCE OF THE FUND'S CLASS B SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST THREE CALENDAR YEARS.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)


                                                                                                    LIFE OF FUND
                                                                                 PAST 1 YEAR       (SINCE 7/13/01)
Class A--Return Before Taxes                                                         5.33%             -0.32%
Class B--Return Before Taxes                                                         5.32%             -0.10%
Class B--Return After Taxes on Distributions(1)                                      5.05%             -0.28%
Class B--Return After Taxes on Distributions and Sale of Fund Shares                 3.46%             -0.19%
Class C--Return Before Taxes                                                         9.52%              0.51%
Class D--Return Before Taxes                                                        11.50%              1.48%
KLD Large Cap Social(SM) Index(2)                                                   11.20%              1.90%
Lipper Large Cap Core Funds Index(3)                                                 8.29%              0.58%


(1) These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2) The KLD Large Cap Social(SM) Index begins with the Russell 1000(R) Index. Companies on the KLD Large Cap Social(SM) Index are companies that pass KLD's multiple proprietary environmental and social screens. The Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.


(3) The Lipper Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Core Funds classification. The Index, which is adjusted to capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.


Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF AN INDEX THAT REPRESENTS A BROAD MEASURE OF MARKET PERFORMANCE, AS WELL AS AN INDEX THAT REPRESENTS A GROUP OF SIMILAR MUTUAL FUNDS, OVER TIME. THE FUND'S RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD (UNLESS OTHERWISE NOTED).

FEES AND EXPENSES

[GRAPHIC]


The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the "Share Class Arrangements" section for further fee and expense information.


SHAREHOLDER FEES

                                                   CLASS A      CLASS B      CLASS C      CLASS D
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)      5.25%(1)       None         None        None
Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)            None(2)      5.00%(3)     1.00%(4)      None

ANNUAL FUND OPERATING EXPENSES


                                                 CLASS A    CLASS B    CLASS C    CLASS D
Advisory fee(5)*                                  0.12%      0.12%      0.12%      0.12%
Distribution and service (12b-1) fees             0.23%      1.00%      0.93%      0.00%
Other expenses(5)*                                2.33%      2.33%      2.33%      2.33%
Total annual Fund operating expenses*             2.68%      3.45%      3.38%      2.45%
Fee Waiver and Expense Reimbursement             -2.05%     -2.05%     -2.05%     -2.05%
Net Expenses                                      0.63%      1.40%      1.33%      0.40%


* Expense information in the table has been restated to reflect current fees (see "Fund Management").
(1)  Reduced for purchases of $25,000 and over.
(2) Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. With respect to shares purchased prior to December 1, 2004, a CDSC of 1.00% will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.
(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
(4)  Only applicable if you sell your shares within one year after purchase.

(5) The expenses and fees disclosed above do not reflect that the Investment Adviser has agreed to continue to assume all operating expenses (except for brokerage and 12b-1 fees) and waive the compensation provided in its Investment Advisory agreement until April 30, 2006 or until such time as the Fund has $50 million of net assets, whichever occurs first. Thereafter, the Investment Adviser, effective May 1, 2004, has agreed under its Investment Management Agreement with the Fund to cap the Fund's operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund's "other expenses" and/or waiving the Fund's Management fees to the extent such operating expenses exceed 0.40% of the average daily net assets of the Fund on an annualized basis and will continue to do so on a permanent basis. The fees and expenses disclosed above reflect the assumption of such expenses and waiver of compensation by the Investment Adviser to the extent that such expenses and compensation on an annualized basis exceed 0.40% of the daily net assets of the Fund. For the year ended November 30, 2004, the Fund's expenses for Class A, Class B, Class C and Class D were 0.23%, 1.00%, 0.93% and 0.00%, respectively.


[SIDENOTE]

SHAREHOLDER FEES

THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.

ANNUAL FUND OPERATING EXPENSES

THESE EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.


                       IF YOU SOLD YOUR SHARES:                        IF YOU HELD YOUR SHARES:
            -------------------------------------------     -------------------------------------------
            1 YEAR     3 YEARS     5 YEARS     10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
Class A     $  586     $   716     $   858     $  1,270     $  586     $   716     $   858     $  1,270
Class B     $  643     $   743     $   966     $  1,680     $  143     $   443     $   766     $  1,680
Class C     $  235     $   421     $   729     $  1,601     $  135     $   421     $   729     $  1,601
Class D     $   41     $   128     $   224     $    505     $   41     $   128     $   224     $    505


While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.


ORDER PROCESSING FEE. Morgan Stanley DW Inc. ("Morgan Stanley DW") charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.


ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC]

This section provides additional information relating to the Fund's principal investment strategies.

INDEX FUNDS. The Fund may invest up to 10% of its net assets in shares of various index funds that hold securities included in the KLD Index. Such index funds may be comprised in part of securities that would not meet KLD's eligibility criteria for the KLD Index. No more than 5% of the Fund's net assets will be invested in any one index fund.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

ADDITIONAL RISK INFORMATION

[GRAPHIC]

This section provides additional information relating to the principal risks of investing in the Fund.

INDEX FUNDS. Shares of index funds have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the underlying index rises and falls. If the Fund invests in shares of index funds, it would, in addition to its own expenses, indirectly bear its ratable share of the index fund's expenses.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's STATEMENT OF ADDITIONAL INFORMATION.

FUND MANAGEMENT

[GRAPHIC]

The Fund has retained the Investment Adviser--Morgan Stanley Investment Advisors Inc.--to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.


The Fund's portfolio is managed within the Investment Adviser's Index team. The member of the team who is currently responsible for the day-to-day management of the Fund's portfolio is Kevin Jung, an Executive Director of the Investment Adviser.

Kevin Jung has worked for the Investment Adviser since 1997 and has been managing the Fund in 2003.

The Fund's STATEMENT OF ADDITIONAL INFORMATION provides additional information about the portfolio manager's compensation structure, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to supervise the investment of the Fund's assets pursuant to an investment management agreement (the "Management Agreement") pursuant to which the Fund paid the Investment Adviser a monthly management fee as compensation for the services and facilities furnished to the Fund and for Fund expenses assumed by the Investment Adviser at the annual rate of 0.20% (0.40% prior to May 1, 2004). The Investment Adviser has agreed to continue to assume all operating expenses


[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.


THE INVESTMENT ADVISER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY AND HAD APPROXIMATELY $110 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF FEBRUARY 28, 2005.

(except for brokerage and 12b-1 fees) and waive the compensation provided in its Investment Management Agreement until April 30, 2006 or until such time as the Fund has $50 million of net assets, whichever occurs first. Effective May 1, 2004, the Investment Adviser has agreed to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Investment Advisory Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.40% of the daily net assets of the Fund and will continue to do so on a permanent basis. Taking the waiver of expenses into account, for the fiscal year ended November 30, 2004, the Fund did not pay any compensation to the Investment Adviser.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Investment Management Agreement and to reduce the investment advisory fee to the annual rate of 0.12% of the Fund's average daily net assets. The administrative services previously provided to the Fund by the Investment Adviser are being provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement.

Shareholder Information

PRICING FUND SHARES

[GRAPHIC]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.


In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. To the extent the Fund invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), the Fund's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.


An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

HOW TO BUY SHARES

[GRAPHIC]


You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust ("Transfer Agent"), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.


[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR

IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.morganstanley.com/funds

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.


When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares for any reason.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.


MINIMUM INVESTMENT AMOUNTS

                                                                                  MINIMUM INVESTMENT
                                                                                ----------------------
INVESTMENT OPTIONS                                                              INITIAL     ADDITIONAL
Regular Accounts                                                                $ 1,000     $      100
Individual Retirement Account                                                   $ 1,000     $      100
Coverdell Education Savings Account                                             $   500     $      100
EASYINVEST(R)
(Automatically from your checking or savings account or Money Market Fund)      $   100*    $      100*

* Provided your schedule of investments totals $1,000 in 12 months.


There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the


[SIDENOTE]

EASYINVEST(R)

A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; or (5) the reinvestment of dividends in additional Fund shares.


INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:
- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).
- Make out a check for the total amount payable to: Morgan Stanley KLD Social Index Fund.
- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

HOW TO EXCHANGE SHARES

[GRAPHIC]


PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. Front-end sales charges are not imposed on exchanges of Class A shares. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares (i) acquired by exchange or dividend reinvestment; (ii) purchased through the automatic investment plan; and (iii) purchased by wrap-fee accounts that have an automatic rebalancing feature. The current prospectus for each fund describes its investment objective(s), policies and investment minimum, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.


EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Transfer Agent and then write the Transfer Agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund's shares--and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per calendar year. Exchange privileges will be suspended if more than eight exchanges out of the Fund are made by a shareholder in a calendar year and further exchange requests will not be processed during that year. This limitation does not apply to the Investment Adviser's asset allocation program or employer-sponsored retirement plans. The Fund reserves the right to reject an exchange request for any reason.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS              PROCEDURES
Contact your         To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized financial
Financial Advisor    representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.

By Letter            You can also sell your shares by writing a "letter of instruction" that includes:
                     -  your account number;
                     -  the name of the Fund;
                     -  the dollar amount or the number of shares you wish to sell;
                     -  the Class of shares you wish to sell; and
                     -  the signature of each owner as it appears on the account.

                     If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan
                     Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a signature guarantee.
                     Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                     Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                     A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic           If your investment in all of the Morgan Stanley Funds has a total market value of at least $10,000, you may
Withdrawal Plan      elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                     Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the
                     Class B waiver categories listed in the "Share Class Arrangements" section of this PROSPECTUS.

                     To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call
                     (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.


PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.


TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST(R), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

DISTRIBUTIONS

[GRAPHIC]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR FUND DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF FUND SHARES OR CLASSES OF ANOTHER MORGAN STANLEY FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders semi-annually. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Funds' portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term fund shareholders.


The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" sections of this PROSPECTUS. Except as described in each of these sections, and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and

(ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares. Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. There can be no assurance that the Fund will be able to eliminate all market-timing activities.


TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:
-  The Fund makes distributions; and
-  You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your Social Security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

SHARE CLASS ARRANGEMENTS

[GRAPHIC]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC--contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and the annual 12b-1 fees applicable to each Class:


CLASS   SALES CHARGE                                                                              MAXIMUM ANNUAL 12b-1 FEE
  A     Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold
        during the first 18 months*                                                                          0.25%
  B     Maximum 5.00% CDSC during the first year decreasing to 0% after six years                            1.00%
  C     1.00% CDSC during the first year                                                                     1.00%
  D     None                                                                                                 None



* Shares purchased without an initial sales charge prior to December 1, 2004 will be subject to a 1.00% CDSC if sold during the first year.

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.


In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described below at Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. With respect to shares purchased prior to December 1, 2004, investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the 12b-1 fee paid by Class B or Class C shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:


                                                      FRONT-END SALES CHARGE
                                    ----------------------------------------------------------
AMOUNT OF                                  PERCENTAGE OF              APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                      PUBLIC OFFERING PRICE         OF NET AMOUNT INVESTED
Less than $25,000                               5.25%                         5.54%
$25,000 but less than $50,000                   4.75%                         4.99%
$50,000 but less than $100,000                  4.00%                         4.17%
$100,000 but less than $250,000                 3.00%                         3.09%
$250,000 but less than $500,000                 2.50%                         2.56%
$500,000 but less than $1 million               2.00%                         2.04%
$1 million and over                             0.00%                         0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:
-  A single account (including an individual, trust or fiduciary account).
-  Family member accounts (limited to spouse, and children under the age of 21).
- Pension, profit sharing or other employee benefit plans of companies and their affiliates.
- Employer sponsored and individual retirement accounts (including IRA, Keogh, 401(k), 403(b), 408(k) and 457(b) plans).
-  Tax-exempt organizations.
-  Groups organized for a purpose other than to buy mutual fund shares.

[SIDENOTE]

FRONT-END SALES CHARGE OR FSC

AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGES--THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.

COMBINED PURCHASE PRIVILEGE. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds. Shareholders also may combine such purchases made in a single transaction by family members (limited to spouse, and children under the age of 21).

RIGHT OF ACCUMULATION. You may benefit from a reduced sales charge if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares of other Multi-Class Funds equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.


Existing holdings of family members or other related accounts of a shareholder may not be combined for purposes of determining eligibility.


LETTER OF INTENT. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.


OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:
- A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.

- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").

- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

- Insurance company separate accounts that have been approved by the Fund's distributor.

- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

- Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

YEAR SINCE PURCHASE PAYMENT MADE    CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
First                                                5.0%
Second                                               4.0%
Third                                                3.0%
Fourth                                               2.0%
Fifth                                                2.0%
Sixth                                                1.0%
Seventh and thereafter                               None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of


[SIDENOTE]

CONTINGENT DEFERRED SALES CHARGE OR CDSC

A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.

   which (a) you are the settlor and that is revocable by you (i.e., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or (iii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account; provided in each case that the sale is requested within one year after your death or initial determination of disability.


- Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

- Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.


DISTRIBUTION FEE. Class B shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of Class B shares. This fee is higher than the annual 12b-1 fee paid by Class A shares.


CONVERSION FEATURE. After ten years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2005.)

Effective May 1, 2005, after eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period--one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees you paid on those shares while in that fund up to the amount of any applicable CDSC.


In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.


DISTRIBUTION FEE. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual 12b-1 fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:

- Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.


- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

- Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

- Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

- The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.


Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts (regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.


NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class A, Class B and Class C shares. (Class D shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of Class B and Class C shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.


ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's STATEMENT OF ADDITIONAL INFORMATION.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements are incorporated by reference in the STATEMENT OF ADDITIONAL INFORMATION from the Fund's annual report, which is available upon request.


CLASS A SHARES

                                                                                        FOR THE PERIOD
                                                                                        JULY 13, 2001*
                                                                                            THROUGH
FOR THE YEAR ENDED NOVEMBER 30,                    2004         2003         2002      NOVEMBER 30, 2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $   8.88     $   7.73     $   9.39       $   10.00
                                                 --------     --------     --------       ---------
Income (loss) from investment operations:
  Net investment income++                            0.15         0.10         0.09            0.03
  Net realized and unrealized gain (loss)            0.80         1.17        (1.70)          (0.64)
                                                 --------     --------     --------       ---------
Total income (loss) from investment operations       0.95         1.27        (1.61)          (0.61)
                                                 --------     --------     --------       ---------
Less dividends from net investment income           (0.08)       (0.12)       (0.05)             --
                                                 --------     --------     --------       ---------
Net asset value, end of period                   $   9.75     $   8.88     $   7.73       $    9.39
--------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                       10.81%       16.72%      (17.25)%         (6.10)%(1)
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(3)(4):
Expenses                                             0.23%        0.20%        0.24%           0.25%(2)
Net investment income                                1.61%        1.29%        1.01%           0.85%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $  2,384     $  2,103     $    756       $     329
Portfolio turnover rate                                10%          24%          13%              3%(1)
--------------------------------------------------------------------------------------------------------

*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser, the annualized expense and net investment loss ratios would have been as follows:

                                                 EXPENSE      NET INVESTMENT
     PERIOD ENDED                                 RATIO         LOSS RATIO
     -----------------                           -------      --------------
     November 30, 2004                            2.76%          (0.92)%
     November 30, 2003                            2.14%          (0.65)%
     November 30, 2002                            2.14%          (0.89)%
     November 30, 2001                            2.35%          (1.25)%

CLASS B SHARES

                                                                                        FOR THE PERIOD
                                                                                        JULY 13, 2001*
                                                                                            THROUGH
FOR THE YEAR ENDED NOVEMBER 30,                    2004         2003         2002      NOVEMBER 30, 2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $   8.82     $   7.68     $   9.36       $   10.00
                                                 --------     --------     --------       ---------
Income (loss) from investment operations:
  Net investment income++                            0.08         0.04         0.02              --
  Net realized and unrealized gain (loss)            0.80         1.16        (1.69)          (0.64)
                                                 --------     --------     --------       ---------
Total income (loss) from investment operations       0.88         1.20        (1.67)          (0.64)
                                                 --------     --------     --------       ---------
Less dividends from net investment income           (0.03)       (0.06)       (0.01)             --
                                                 --------     --------     --------       ---------
Net asset value, end of period                   $   9.67     $   8.82     $   7.68       $    9.36
--------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        9.97%       15.75%      (17.90)%         (6.40)%(1)
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(3)(4):
Expenses                                             1.00%        1.00%        1.00%           1.00%(2)
Net investment income                                0.84%        0.49%        0.25%           0.10%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $ 10,799     $  8,547     $  5,670       $   4,413
Portfolio turnover rate                                10%          24%          13%              3%(1)
--------------------------------------------------------------------------------------------------------

*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser, the annualized expense and net investment loss ratios would have been as follows:

                                                 EXPENSE      NET INVESTMENT
     PERIOD ENDED                                 RATIO         LOSS RATIO
     -----------------                           -------      --------------
     November 30, 2004                            3.53%          (1.69)%
     November 30, 2003                            2.94%          (1.45)%
     November 30, 2002                            2.90%          (1.65)%
     November 30, 2001                            3.10%          (2.00)%

CLASS C SHARES


                                                                                        FOR THE PERIOD
                                                                                        JULY 13, 2001*
                                                                                            THROUGH
FOR THE YEAR ENDED NOVEMBER 30,                    2004         2003         2002      NOVEMBER 30, 2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $   8.79     $   7.66     $   9.36       $   10.00
                                                 --------     --------     --------       ---------
Income (loss) from investment operations:
  Net investment income++                            0.09         0.04         0.02              --
  Net realized and unrealized gain (loss)            0.80         1.16        (1.69)          (0.64)
                                                 --------     --------     --------       ---------
Total income (loss) from investment operations       0.89         1.20        (1.67)          (0.64)
                                                 --------     --------     --------       ---------
Less dividends from net investment income           (0.03)       (0.07)       (0.03)             --
                                                 --------     --------     --------       ---------
Net asset value, end of period                   $   9.65     $   8.79     $   7.66       $    9.36
--------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                       10.12%       15.81%      (17.92)%         (6.40)%(1)
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(3)(4):
Expenses                                             0.93%        1.00%        1.00%           1.00%(2)
Net investment income                                0.91%        0.49%        0.25%           0.10%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $  2,334     $  1,503     $    980       $     544
Portfolio turnover rate                                10%          24%          13%              3%(1)
--------------------------------------------------------------------------------------------------------

*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser, the annualized expense and net investment loss ratios would have been as follows:

                                                 EXPENSE      NET INVESTMENT
     PERIOD ENDED                                 RATIO         LOSS RATIO
     -----------------                           -------      --------------
     November 30, 2004                            3.46%          (1.62)%
     November 30, 2003                            2.94%          (1.45)%
     November 30, 2002                            2.90%          (1.65)%
     November 30, 2001                            3.10%          (2.00)%

CLASS D SHARES

                                                                                        FOR THE PERIOD
                                                                                        JULY 13, 2001*
                                                                                            THROUGH
FOR THE YEAR ENDED NOVEMBER 30,                    2004         2003         2002      NOVEMBER 30, 2001
SELECTED PER SHARE DATA:
Net asset value, beginning of period             $   8.90     $   7.74     $   9.40       $   10.00
                                                 --------     --------     --------       ---------
Income (loss) from investment operations:
  Net investment income++                            0.17         0.12         0.11            0.04
  Net realized and unrealized gain (loss)            0.80         1.17        (1.71)          (0.64)
                                                 --------     --------     --------       ---------
Total income (loss) from investment operations       0.97         1.29        (1.60)          (0.60)
                                                 --------     --------     --------       ---------
Less dividends from net investment income           (0.09)       (0.13)       (0.06)             --
                                                 --------     --------     --------       ---------
Net asset value, end of period                   $   9.78     $   8.90     $   7.74       $    9.40
--------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                       11.04%       17.05%      (17.17)%         (6.00)%(1)
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(3)(4):
Expenses                                             0.00%        0.00%        0.00%           0.00%(2)
Net investment income                                1.84%        1.49%        1.25%           1.10%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $  4,182     $  2,805     $  4,419       $  13,634
Portfolio turnover rate                                10%          24%          13%              3%(1)
--------------------------------------------------------------------------------------------------------

*    Commencement of operations.
++ The per share amounts were computed using an average number of shares outstanding during the period. + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.
(4) If the Fund had borne all its expenses that were reimbursed or waived by the Investment Adviser, the annualized expense and net investment loss ratios would have been as follows:

                                                 EXPENSE      NET INVESTMENT
     PERIOD ENDED                                 RATIO         LOSS RATIO
     -----------------                           -------      --------------
     November 30, 2004                            2.53%          (0.69)%
     November 30, 2003                            1.94%          (0.45)%
     November 30, 2002                            1.90%          (0.65)%
     November 30, 2001                            2.10%          (1.00)%

Notes

Notes

Notes

Morgan Stanley Funds

EQUITY

BLEND/CORE

Total Return Trust
Fund of Funds - Domestic Portfolio

DOMESTIC HYBRID

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund

GLOBAL/INTERNATIONAL

European Equity Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund

GROWTH

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
Special Growth Fund

INDEX

Equally-Weighted S&P 500 Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
S&P 500 Index Fund
Total Market Index Fund

SPECIALTY

Biotechnology Fund
Convertible Securities Trust
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

VALUE

Dividend Growth Securities
Fundamental Value Fund
Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME

TAXABLE SHORT TERM


Limited Duration Fund*+
Limited Duration U.S. Treasury Trust*


TAXABLE INTERMEDIATE TERM

Federal Securities Trust
Flexible Income Trust
High Yield Securities
Quality Income Trust
U.S. Government Securities Trust

TAX-FREE

California Tax-Free Income Fund

Limited Term Municipal Trust*+

New York Tax-Free Income Fund
Tax-Exempt Securities Trust


MONEY MARKET*


TAXABLE

Liquid Asset Fund
U.S. Government Money Market

TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this PROSPECTUS was published. Please consult the inside back cover of a new fund's prospectus for its designations, e.g. Multi-Class Fund or Money Market Fund.


Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple classes of shares.
* Single-Class Fund(s)
+ No-Load (Mutual) Funds

Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call (800) 869-NEWS. A free copy of these documents is also available from our Internet site at www.morganstanley.com/funds.

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site.


Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0120.

TICKER SYMBOLS:

CLASS A:            SIXAX
CLASS B:            SIXBX
CLASS C:            SIXCX
CLASS D:            SIXDX

(The Fund's Investment Company Act File No. is 811-10353)

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

[MORGANSTANLEY LOGO]

[GRAPHIC]

                                                            MORGAN STANLEY FUNDS

                                                                  MORGAN STANLEY
                                                           KLD SOCIAL INDEX FUND


                                                                     39908 03/05


[MORGANSTANLEY LOGO]


                                                                      PROSPECTUS
                                                                  MARCH 30, 2005


CLF# 39908PRO-00

STATEMENT OF ADDITIONAL INFORMATION                           MORGAN STANLEY KLD

                                                              SOCIAL INDEX FUND

MARCH 30, 2005

     This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated March 30, 2005) for Morgan Stanley KLD Social Index Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.


Morgan Stanley
KLD Social Index Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS


   I.  Fund History                                                              4
  II.  Description of the Fund and Its Investments and Risks                     4
       A. Classification                                                         4
       B. Investment Strategies and Risks                                        4
       C. Fund Policies/Investment Restrictions                                  8
       D. Disclosure of Portfolio Holdings                                       9
 III.  Management of the Fund                                                   13
       A. Board of Trustees                                                     13
       B. Management Information                                                13
       C. Compensation                                                          20
  IV.  Control Persons and Principal Holders of Securities                      22
   V.  Investment Advisory and Other Services                                   22
       A. Investment Adviser and Administrator                                  22
       B. Principal Underwriter                                                 23
       C. Services Provided by the Investment Adviser and the Administrator     23
       D. Dealer Reallowances                                                   24
       E. Rule 12b-1 Plan                                                       24
       F. Other Service Providers                                               28
       G. Fund Management                                                       28
       H. Codes of Ethics                                                       29
       I. Proxy Voting Policy and Proxy Voting Record                           29
       J. Revenue Sharing                                                       31
  VI.  Brokerage Allocation and Other Practices                                 32
       A. Brokerage Transactions                                                32
       B. Commissions                                                           32
       C. Brokerage Selection                                                   32
       D. Directed Brokerage                                                    33
       E. Regular Broker-Dealers                                                33
 VII.  Capital Stock and Other Securities                                       33
VIII.  Purchase, Redemption and Pricing of Shares                               34
       A. Purchase/Redemption of Shares                                         34
       B. Offering Price                                                        35
  IX.  Taxation of the Fund and Shareholders                                    36
   X.  Underwriters                                                             38
  XI.  Performance Data                                                         39
 XII.  Financial Statements                                                     39
XIII.  Fund Counsel                                                             39

GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

     "ADMINISTRATOR" OR "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

     "CUSTODIAN" -- The Bank of New York.

     "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

     "FUND" -- Morgan Stanley KLD Social Index Fund, a registered open-end investment company.

     "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund.

     "INVESTMENT ADVISER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment adviser subsidiary of Morgan Stanley.

     "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "TRUSTEES" -- The Board of Trustees of the Fund.

I. FUND HISTORY

     The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on April 6, 2001.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

A. CLASSIFICATION

     The Fund is an open-end, non-diversified management investment company whose investment objective is to seek to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the KLD Large Cap Social(SM) Index (the "KLD Index").

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."

     ADDITIONAL INFORMATION CONCERNING THE KLD INDEX. The Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with KLD Research & Analytics, Inc. ("KLD"). KLD is not responsible for and has not reviewed the Fund nor any associated literature or publications and KLD makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

     KLD reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the KLD Index. KLD has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the KLD Index.

     KLD's publication of the KLD Index in no way suggests or implies an opinion by KLD, as to the attractiveness or appropriateness of investments in any or all securities upon which the KLD Index is based. KLD MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE KLD INDEX OR ANY DATA INCLUDED IN THE KLD INDEX. KLD MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE KLD INDEX OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE KLD INDEX. KLD MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE KLD INDEX OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

     STOCK INDEX FUTURES CONTRACT TRANSACTIONS. The Fund may invest in stock index futures.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

     Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     MARGIN. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies' and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's PROSPECTUS or STATEMENT OF ADDITIONAL INFORMATION. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market movement trends by the Investment Adviser may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and


     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.


     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Real Estate Investment Trusts ("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs, or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.


     A shareholder in the Fund, by investing in REITs indirectly through the Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its net assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and/or rights which are attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, except in the case of borrowing and investments in illiquid securities; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

The Fund will:

     1. Seek to provide investment results that, before expenses, correspond to the total return (i.e., the combination of capital changes and income) of the KLD Large Cap Social(SM) Index.

The Fund MAY not:

     1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry, except that to the extent the KLD Index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry. This restriction does not apply to obligations issued or guaranteed by the United States government, its agencies or instrumentalities.

     2. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     3. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     4. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of
(a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any futures contracts; (d) borrowing money; or (e) lending portfolio securities.

     5. Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

     6. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or options thereon.

     7. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     In addition, as a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

D. DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the "Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website the following portfolio holdings information:

     - Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag;

     -  Top 10 (or top 15) holdings monthly with a minimum 15 calendar day lag.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarter in its filings with the SEC on Form N-Q.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above, is non-public information for purposes of the Policy.


     The Fund may make selective disclosure of non-public portfolio holdings. Third parties eligible to receive such disclosures include, fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the cusip numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

     The Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.


     The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

     The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:



NAME                                       INFORMATION DISCLOSED       FREQUENCY(1)                LAG TIME
-----------------------------------------  ---------------------  ----------------------  ---------------------------
SERVICE PROVIDERS

Institutional Shareholder Services (ISS)   Complete portfolio     Twice a month                       (2)
  (proxy voting agent)(*)                  holdings

FT Interactive Data Pricing Service        Complete portfolio     As needed                           (2)
  Provider(*)                              holdings

FUND RATING AGENCIES

Lipper(*)                                  Complete portfolio     Quarterly basis         Approximately 30 days
                                           holdings                                       after quarter end

Morningstar(**)                            Complete portfolio     Quarterly basis         Approximately 30 days
                                           holdings                                       after quarter end

Standard & Poor's(*)                       Complete portfolio     Quarterly basis         Approximately 15 day lag
                                           holdings

NAME                                       INFORMATION DISCLOSED       FREQUENCY(1)                LAG TIME
-----------------------------------------  ---------------------  ----------------------  ----------------------------
CONSULTANTS AND ANALYSTS

Americh Massena & Associates, Inc.(*)      Top Ten and Complete   Quarterly basis(5)      Approximately 10-12 days
                                           portfolio holdings                             after quarter end

Bloomberg(**)                              Complete portfolio     Quarterly basis         Approximately 30 days
                                           holdings                                       after quarter end

Callan Associates(*)                       Top Ten and Complete   Monthly and quarterly   Approximately 10-12 days
                                           portfolio holdings     basis, respectively(5)  after month/quarter end

Cambridge Associates(*)                    Top Ten and Complete   Quarterly basis(5)      Approximately 10-12 days
                                           portfolio holdings                             after quarter end

CTC Consulting, Inc.(**)                   Top Ten and Complete   Quarterly basis         Approximately 15 days
                                           portfolio holdings                             after quarter end and
                                                                                          approximately 30 days after
                                                                                          quarter end, respectively

Fund Evaluation Group(**)                  Top Ten portfolio      Quarterly basis         At least 15 days after
                                           holdings(3)                                    quarter end

Jeffrey Slocum & Associates(*)             Complete portfolio     Quarterly basis(5)      Approximately 10-12 days
                                           holdings(4)                                    after quarter end

Hammond Associates(**)                     Complete portfolio     Quarterly basis         At least 30 days after
                                           holdings(4)                                    quarter end

Hartland & Co.(**)                         Complete portfolio     Quarterly basis         At least 30 days after
                                           holdings(4)                                    quarter end

Hewitt Associates(*)                       Top Ten and Complete   Monthly and quarterly   Approximately 10-12 days
                                           portfolio holdings     basis, respectively(5)  after month/quarter end

Mobius(**)                                 Top Ten portfolio      Monthly basis           At least 15 days after
                                           holdings(3)                                    month end

Nelsons(**)                                Top Ten holdings(3)    Quarterly basis         At least 15 days after
                                                                                          quarter end

Prime Buchholz & Associates, Inc.(**)      Complete portfolio     Quarterly basis         At least 30 days after
                                           holdings(4)                                    quarter end

PSN(**)                                    Top Ten holdings(3)    Quarterly basis         At least 15 days after
                                                                                          quarter end

PFM Asset Management LLC(*)                Top Ten and Complete   Quarterly basis(5)      Approximately 10-12 days
                                           portfolio holdings                             after quarter end

Russell Investment Group/Russell/          Top Ten and Complete   Monthly and quarterly   At least 15 days after
  Mellon Analytical Services, Inc.(**)     portfolio holdings     basis                   month end and at least 30
                                                                                          days after quarter end,
                                                                                          respectively

Stratford Advisory Group, Inc.(*)          Top Ten portfolio      Quarterly basis(5)      Approximately 10-12 days
                                           holdings(6)                                    after quarter end

Thompson Financial(**)                     Complete portfolio     Quarterly basis         At least 30 days after
                                           holdings(4)                                    quarter end

Watershed Investment Consultants,          Top Ten and Complete   Quarterly basis(5)      Approximately 10-12 days
   Inc.(*)                                 portfolio holdings                             after quarter end

Yanni Partners(**)                         Top Ten portfolio      Quarterly basis         At least 15 days after
                                           holdings(3)                                    quarter end


----------

(*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.
(1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).
(2) Information will typically be provided on a real time basis or as soon thereafter as possible.
(3) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.
(4) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.
(5)  This information will also be provided upon request from time to time.
(6) Full portfolio holdings will also be provided upon request from time to time.

     The Fund also may provide Fund portfolio holdings information, as part of its normal business activities, to the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), the Fund's administrator (on an as needed basis), the Fund's custodian (on an as needed basis), counsel to the Fund (on an as needed basis), counsel to the independent trustees (on an as needed basis) and members of the Board of Trustees (on an as needed basis).

     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analyses or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

     In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holding information.


     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a) The PHRC, which will consist of executive officers of the Fund and the Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

     (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).


     (c) The PHRC will meet at least quarterly to (among other matters): (1) address any outstanding issues relating to the Policy; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser, the Distributor or any affiliated person of the Fund, the Investment Adviser or the Distributor on the other.


     (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.


     (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.


     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2004) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).


                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                              POSITION(S)   LENGTH OF                                      COMPLEX
 NAME, AGE AND ADDRESS OF      HELD WITH      TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN     OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE         REGISTRANT    SERVED*            PAST 5 YEARS**            BY TRUSTEE           BY TRUSTEE
----------------------------  -----------  -----------  --------------------------------  -----------  --------------------------
Michael Bozic (64)            Trustee      Since        Private investor; Director or         197      Director of various
c/o Kramer Levin Naftalis &                April 1994   Trustee of the Retail Funds                    business organizations.
Frankel LLP                                             (since April 1994) and the
Counsel to the                                          Institutional Funds (since
Independent Trustees                                    July 2003); formerly Vice
919 Third Avenue                                        Chairman of Kmart Corporation
New York, NY 10022-3902                                 (December 1998-October 2000),
                                                        Chairman and Chief Executive
                                                        Officer of Levitz Furniture
                                                        Corporation (November
                                                        1995-November 1998) and
                                                        President and Chief Executive
                                                        Officer of Hills Department
                                                        Stores (May 1991-July 1995);
                                                        variously Chairman, Chief
                                                        Executive Officer, President
                                                        and Chief Operating Officer
                                                        (1987-1991) of the Sears
                                                        Merchandise Group of Sears,
                                                        Roebuck & Co.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                              POSITION(S)   LENGTH OF                                      COMPLEX
 NAME, AGE AND ADDRESS OF      HELD WITH      TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN     OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE         REGISTRANT    SERVED*            PAST 5 YEARS**            BY TRUSTEE           BY TRUSTEE
----------------------------  -----------  -----------  --------------------------------  -----------  --------------------------
Edwin J. Garn (72)            Trustee      Since        Consultant; Director or               197      Director of Franklin
1031 N. Chartwell Court                    January      Trustee of the Retail Funds                    Covey (time management
Salt Lake City, UT                         1993         (since January 1993) and the                   systems), BMW Bank of
84103                                                   Institutional Funds (since                     North America, Inc.
                                                        July 2003); member of the Utah                 (industrial loan
                                                        Regional Advisory Board of                     corporation), Escrow Bank
                                                        Pacific Corp.; formerly                        USA (industrial loan
                                                        Managing Director of Summit                    corporation); United
                                                        Ventures LLC (2000-2004);                      Space Alliance (joint
                                                        United States Senator (R-Utah)                 venture between Lockheed
                                                        (1974-1992) and Chairman,                      Martin and the Boeing
                                                        Senate Banking Committee                       Company) and Nuskin Asia
                                                        (1980-1986), Mayor of Salt                     Pacific (multilevel
                                                        Lake City, Utah (1971-1974),                   marketing); member of the
                                                        Astronaut, Space Shuttle                       board of various civic
                                                        Discovery (April 12-19, 1985),                 and charitable
                                                        and Vice Chairman, Huntsman                    organizations.
                                                        Corporation (chemical
                                                        company).

Wayne E. Hedien (71)          Trustee      Since        Retired; Director or Trustee          197      Director of The PMI Group
c/o Kramer Levin Naftalis &                September    of the Retail Funds (since                     Inc. (private mortgage
Frankel LLP                                1997         September 1997) and the                        insurance); Trustee and
Counsel to the                                          Institutional Funds (since                     Vice Chairman of The
Independent Trustees                                    July 2003); formerly                           Field Museum of Natural
919 Third Avenue                                        associated with the Allstate                   History; director of
New York, NY                                            Companies (1966-1994), most                    various other business
10022-3902                                              recently as Chairman of The                    and charitable
                                                        Allstate Corporation (March                    organizations.
                                                        1993-December 1994) and
                                                        Chairman and Chief Executive
                                                        Officer of its wholly-owned
                                                        subsidiary, Allstate Insurance
                                                        Company (July 1989-December
                                                        1994).

Dr. Manuel H. Johnson (56)    Trustee      Since        Senior Partner, Johnson Smick         197      Director of NVR, Inc.
c/o Johnson Smick                          July 1991    International, Inc., a                         (home construction);
International, Inc.                                     consulting firm; Chairman of the               Director of KFX Energy;
2099 Pennsylvania                                       Audit Committee and Director or                Director of RBS Greenwich
Avenue, N.W.                                            Trustee of the Retail Funds                    Capital Holdings
Suite 950                                               (since July 1991) and the                      (financial holding
Washington, D.C. 20006                                  Institutional Funds (since July                company).
                                                        2003); Co-Chairman and a founder
                                                        of the Group of Seven Council
                                                        (G7C), an international economic
                                                        commission; formerly Vice
                                                        Chairman of the Board of
                                                        Governors of the Federal Reserve
                                                        System and Assistant Secretary
                                                        of the U.S. Treasury.

Joseph J. Kearns (62)         Trustee      Since        President, Kearns & Associates        198      Director of Electro Rent
c/o Kearns & Associates LLC                July 2003    LLC (investment consulting);                   Corporation (equipment
PMB754                                                  Deputy Chairman of the Audit                   leasing), The Ford Family
23852 Pacific Coast Highway                             Committee and Director or                      Foundation, and the UCLA
Malibu, CA 90265                                        Trustee of the Retail Funds                    Foundation.
                                                        (since July 2003) and the
                                                        Institutional Funds (since
                                                        August 1994); previously
                                                        Chairman of the Audit
                                                        Committee of the Institutional
                                                        Funds (October 2001-July
                                                        2003); formerly CFO of the J.
                                                        Paul Getty Trust.


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                              POSITION(S)   LENGTH OF                                      COMPLEX
 NAME, AGE AND ADDRESS OF      HELD WITH      TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN     OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE         REGISTRANT    SERVED*            PAST 5 YEARS**            BY TRUSTEE           BY TRUSTEE
----------------------------  -----------  -----------  --------------------------------  -----------  --------------------------
Michael E. Nugent (68)        Trustee      Since        General Partner of Triumph            197      Director of various
c/o Triumph Capital, L.P.                  July 1991    Capital, L.P., a private                       business organizations.
445 Park Avenue                                         investment partnership;
New York, NY 10022                                      Chairman of the Insurance
                                                        Committee and Director or
                                                        Trustee of the Retail Funds
                                                        (since July 1991) and the
                                                        Institutional Funds (since
                                                        July 2001); formerly Vice
                                                        President, Bankers Trust
                                                        Company and BT Capital
                                                        Corporation (1984-1988).

Fergus Reid (72)              Trustee      Since        Chairman of Lumelite Plastics         198      Trustee and Director of
c/o Lumelite Plastics                      July 2003    Corporation; Chairman of the                   certain investment
Corporation                                             Governance Committee and                       companies in the JPMorgan
85 Charles Colman Blvd.                                 Director or Trustee of the                     Funds complex managed by
Pawling, NY 12564                                       Retail Funds (since July 2003)                 J.P. Morgan Investment
                                                        and the Institutional Funds                    Management Inc.
                                                        (since June 1992).

----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of December 31, 2004) and the other directorships, if any, held by the Trustee, are shown below.


                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                                                                                           COMPLEX
                                                                                           OVERSEEN
                              POSITION(S)   LENGTH OF                                        BY
 NAME, AGE AND ADDRESS OF      HELD WITH      TIME       PRINCIPAL OCCUPATION(S) DURING   MANAGEMENT    OTHER DIRECTORSHIPS HELD
   MANAGEMENT TRUSTEE          REGISTRANT    SERVED*            PAST 5 YEARS**             TRUSTEE           BY TRUSTEE
----------------------------  -----------  -----------  --------------------------------  -----------  --------------------------
Charles A. Fiumefreddo (71)   Chairman     Since        Chairman and Director or              197      None.
c/o Morgan Stanley Trust      of the       July 1991    Trustee of the Retail Funds
Harborside Financial Center,  Board                     (since July 1991) and the
Plaza Two,                    and                       Institutional Funds (since
Jersey City, NJ 07311         Trustee                   July 2003); formerly Chief
                                                        Executive Officer of the
                                                        Retail Funds (until September
                                                        2002).

James F. Higgins (57)         Trustee      Since        Director or Trustee of                197      Director of AXA
c/o Morgan Stanley Trust                   June         the Retail Funds (since June                   Financial, Inc. and The
Harborside Financial                       2000         2000) and the Institutional                    Equitable Life Assurance
Center,                                                 Funds (since July 2003);                       Society of the United
Plaza Two,                                              Senior Advisor of Morgan                       States (financial
Jersey City, NJ 07311                                   Stanley (since August 2000);                   services).
                                                        Director of the Distributor
                                                        and Dean Witter Realty Inc.;
                                                        previously President and Chief
                                                        Operating Officer of the
                                                        Private Client Group of Morgan
                                                        Stanley (May 1999-August
                                                        2000), and President and Chief
                                                        Operating Officer of
                                                        Individual Securities of
                                                        Morgan Stanley (February
                                                        1997-May 1999).


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                        POSITION(S)          LENGTH OF
    NAME, AGE AND ADDRESS OF            HELD WITH              TIME                       PRINCIPAL OCCUPATION(S) DURING
       EXECUTIVE OFFICER                REGISTRANT            SERVED*                              PAST 5 YEARS**
-----------------------------------  -----------------  ------------------  -------------------------------------------------------
Mitchell M. Merin (51)               President          Since May 1999      President and Chief Operating Officer of Morgan
1221 Avenue of the Americas                                                 Stanley Investment Management Inc.; President,
New York, NY 10020                                                          Director and Chief Executive Officer of the Investment
                                                                            Adviser and the Administrator; Chairman and Director
                                                                            of the Distributor; Chairman and Director of the
                                                                            Transfer Agent; Director of various Morgan Stanley
                                                                            subsidiaries; President of the Institutional Funds
                                                                            (since July 2003) and President of the Retail Funds
                                                                            (since May 1999); Trustee (since July 2003)  and
                                                                            President (since December 2002) of the Van Kampen
                                                                            Closed-End Funds; Trustee (since May 1999)  and
                                                                            President (since October 2002) of the Van Kampen
                                                                            Open-End Funds.

Ronald E. Robison (66)               Executive Vice     Since April 2003    Principal Executive Officer of Funds in the Fund
1221 Avenue of the Americas          President and                          Complex since May 2003; Managing Director of Morgan
New York, NY 10020                   Principal                              Stanley & Co. Incorporated, Morgan Stanley Investment
                                     Executive                              Management Inc. and Morgan Stanley; Managing Director,
                                     Officer                                Chief Administrative Officer and Director of the
                                                                            Investment Adviser and the Administrator; Director of
                                                                            the Transfer Agent; Managing Director and Director of
                                                                            the Distributor; Executive Vice President and
                                                                            Principal Executive Officer of the Institutional Funds
                                                                            (since July 2003) and the Retail Funds (since April
                                                                            2003); Director of Morgan Stanley SICAV (since May
                                                                            2004); previously President and Director of the Retail
                                                                            Funds (March 2001- July 2003) and Chief Global
                                                                            Operations Officer and Managing Director of Morgan
                                                                            Stanley Investment Management Inc.

Joseph J. McAlinden (62)             Vice President     Since July 1995     Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                                 Investment Adviser and Morgan Stanley Investment
New York, NY 10020                                                          Management Inc.; Director of the Transfer Agent; Chief
                                                                            Investment Officer of the Van Kampen Funds; Vice
                                                                            President of the Institutional Funds (since July
                                                                            2003) and the Retail Funds (since July 1995).

Barry Fink (50)                      Vice President     Since February      General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas                             1997                (since December 2000) of Morgan Stanley Investment
New York, NY 10020                                                          Management; Managing Director (since December 2000),
                                                                            Secretary (since February 1997) and Director of the
                                                                            Investment Adviser and the Administrator; Vice
                                                                            President of the Retail Funds; Assistant Secretary of
                                                                            Morgan Stanley DW; Vice President of the Institutional
                                                                            Funds (since July 2003); Managing Director, Secretary
                                                                            and Director of the Distributor; previously Secretary
                                                                            (February 1997-July 2003) and General Counsel
                                                                            (February 1997-April 2004) of the Retail Funds ; Vice
                                                                            President and Assistant General Counsel of the
                                                                            Investment Adviser and the Administrator (February
                                                                            1997-December 2001).


----------
* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.

                                        POSITION(S)          LENGTH OF
    NAME, AGE AND ADDRESS OF            HELD WITH              TIME                       PRINCIPAL OCCUPATION(S) DURING
       EXECUTIVE OFFICER                REGISTRANT            SERVED*                              PAST 5 YEARS**
-----------------------------------  -----------------  ------------------  -------------------------------------------------------
Amy R. Doberman (43)                 Vice President     Since July 2004     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                                 Management; Managing Director of Morgan Stanley
New York, NY 10020                                                          Investment Management Inc. and the Investment Adviser;
                                                                            Vice President of the Institutional and Retail Funds
                                                                            (since July 2004); Vice President of the Van Kampen
                                                                            Funds (since August 2004); previously, Managing
                                                                            Director and General Counsel -- Americas, UBS Global
                                                                            Asset Management (July 2000-July 2004) and General
                                                                            Counsel, Aeltus Investment Management, Inc. (January
                                                                            1997-July 2000).

Carsten Otto (41)                    Chief Compliance   Since October 2004  Executive Director and U.S. Director of Compliance for
1221 Avenue of the Americas          Officer                                Morgan Stanley Investment Management (since October
New York, NY 10020                                                          2004); Executive Director of the Investment Adviser
                                                                            and Morgan Stanley Investment Management Inc.;
                                                                            formerly Assistant Secretary and Assistant General
                                                                            Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (38)               Vice President     Since July 2003     Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                                 Incorporated, Morgan Stanley Investment Management
New York, NY 10020                                                          Inc. and the Investment Adviser; Vice President of the
                                                                            Institutional Funds and the Retail Funds (since July
                                                                            2003); formerly practiced law with the New York law
                                                                            firm of Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (39)                Treasurer and      Treasurer since     Executive Director of the Investment Adviser and the
c/o Morgan Stanley Trust             Chief Financial    July 2003 and       Administrator (since December 2001); previously, Vice
Harborside Financial Center,         Officer            Chief Financial     President of the Retail Funds (September 2002- July
Plaza Two,                                              Officer since       2003), Vice President of the Investment Adviser and
Jersey City, NJ 07311                                   September 2002      the Administrator (August 2000-November 2001) and
                                                                            Senior Manager at PricewaterhouseCoopers LLP (January
                                                                            1998-August 2000).

Thomas F. Caloia (59)                Vice President     Since July 2003     Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                                                    Treasurer of the Investment Adviser, the Distributor
Harborside Financial Center,                                                and the Administrator; previously Treasurer of the
Plaza Two,                                                                  Retail Funds (April 1989-July 2003); formerly First
Jersey City, NJ 07311                                                       Vice President of the Investment Adviser, the
                                                                            Distributor and the Administrator.

Mary E. Mullin (38)                  Secretary          Since July 2003     Executive Director of Morgan Stanley & Co.
1221 Avenue of the Americas                                                 Incorporated, Morgan Stanley Investment Management
New York, NY 10020                                                          Inc. and the Investment Adviser; Secretary of the
                                                                            Institutional Funds (since June 1999) and the Retail
                                                                            Funds (since July 2003); formerly practiced law with
                                                                            the New York law firms of McDermott, Will & Emery and
                                                                            Skadden, Arps, Slate, Meagher & Flom LLP.


----------
* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

     In addition, the following individuals who are officers of the Investment Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Daniel Burton, Marilyn K. Cranney, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin and Sheldon Winicour.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2004 is shown below.

                                                                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                             ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND      BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
    NAME OF TRUSTEE                 (AS OF DECEMBER 31, 2004)                        (AS OF DECEMBER 31, 2004)
----------------------    ---------------------------------------------     ----------------------------------------------
INDEPENDENT:
Michael Bozic                                 None                                           over $100,000
Edwin J. Garn                                 None                                           over $100,000
Wayne E. Hedien                               None                                           over $100,000
Dr. Manuel H. Johnson                         None                                           over $100,000
Joseph J. Kearns(1)                           None                                           over $100,000
Michael E. Nugent                             None                                           over $100,000
Fergus Reid(1)                                None                                           over $100,000

INTERESTED:
Charles A. Fiumefreddo                        None                                           over $100,000
James F. Higgins                              None                                           over $100,000

----------
(1) Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2004, Messrs. Kearns and Reid had deferred a total of $584,856 and $667,002, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended November 30, 2004, the Audit Committee held eight meetings.

     The members of the Audit Committee of the Fund are currently Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael
E. Nugent and Fergus Reid. None of the members of the Fund's Audit Committee is an "interested person", as defined under the Investment Company Act, of the Fund. Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's fiscal year ended November 30, 2004, the Governance Committee held two meetings.

     The Fund does not have a separate nominating committee. While the Fund's Governance Committee recommends qualified candidates for nominations as Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid) participates in the election and nomination of candidates for election as Independent Trustees for the Fund. Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     There were 27 meetings of the Board of Trustees of the Fund held during the fiscal year ended November 30, 2004. The Independent Trustees of the Fund also met four times during that time, in addition to the 27 meetings of the full Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien are Independent Trustees. During the Fund's fiscal year ended November 30, 2004, the Insurance Committee held five meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION


     Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.


     Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC
Plan).

     The following table shows aggregate compensation paid to each of the Fund's Trustees by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended

December 31, 2004. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis.

                       CASH COMPENSATION FROM FUND COMPLEX


                                             NUMBER OF
                                         PORTFOLIOS IN THE
                                            FUND COMPLEX         TOTAL COMPENSATION
                                           FROM WHICH THE           FROM THE FUND
                                          TRUSTEE RECEIVED         COMPLEX PAYABLE
NAME OF TRUSTEE                             COMPENSATION             TO TRUSTEES
---------------                          ------------------      ------------------
Michael Bozic                                    197                  $ 178,000
Charles A. Fiumefreddo*                          197                    360,000
Edwin J. Garn                                    197                    178,000
Wayne E. Hedien                                  197                    178,000
James F. Higgins*                                197                          0
Dr. Manuel H. Johnson                            197                    238,000
Joseph J. Kearns(1)                              198                    219,903
Michael E. Nugent                                197                    208,000
Fergus Reid(1)                                   198                    221,376


----------
* Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.


(1) The total amounts of deferred compensation under the DC Plan and the Prior DC Plan (including interest) payable or accrued by Messrs. Kearns and Reid are $584,856 and $667,002, respectively.

     Prior to December 31, 2004, 49 of the Retail Funds (the "Adopting Funds"), not including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2004, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.


     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees for the fiscal year ended November 30, 2004 and by the Adopting Funds for the calendar year ended December 31, 2004, and the estimated retirement benefits for the Independent Trustees from the Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.

                                           RETIREMENT BENEFITS ACCRUED AS     ESTIMATED ANNUAL BENEFITS UPON
NAME OF INDEPENDENT TRUSTEE                         FUND EXPENSES                      RETIREMENT(1)
---------------------------                ------------------------------     ------------------------------
                                                   BY ALL ADOPTING                   FROM ALL ADOPTING
                                                        FUNDS                              FUNDS
                                                   ---------------                   -----------------
Michael Bozic                                         $  19,437                         $  46,871
Edwin J. Garn                                            28,779                            46,917
Wayne E. Hedien                                          37,860                            40,020
Dr. Manuel H. Johnson                                    19,701                            68,630
Michael E. Nugent                                        35,471                            61,377

----------

(1) Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.


     In addition, Messrs. Bozic, Garn, Hedien, Johnson and Nugent received a lump sum benefit payment from the liquidation of a fund in the Plan in 2004 in the amount of $3,639, $6,935, $5,361, $2,915 and $6,951, respectively.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     The following owned 5% or more of the outstanding shares of Class A of the Fund as of March 1, 2005: National Philanthropic Trust, 165 Township Line Road, Jenkintown, PA 19046-3531 -- 31.97%; Dave C. Bundy and Jan Bundy JT TEN, 51 Vaugn Hill Road, Bolton, MA 01740-1050 -- 12.12%; Morgan Stanley DW Inc., Custodian for Syed Ikramullah, IRA Rollover, dated 04/26/02, 19 W. 107 Avenue, Normandy N., Oak Brook, IL 60523 -- 5.46%. The following owned 5% or more of the outstanding shares of Class D of the Fund as of March 1, 2005: MSDWI C/F Mark, FBO Mark Schubin, Profit Sharing Plan DTD 07/21/03, 40 West 72nd Street APT 43, New York, NY 10023-4192 -- 6.64%.


     As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.


V. INVESTMENT ADVISORY AND OTHER SERVICES


A. INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


     Prior to November 1, 2004, pursuant to an investment management agreement (the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily at the rate of 0.20% of the daily net asset of the Fund (0.40% prior to May 1, 2004). The Investment Adviser has agreed to continue to assume all operating expenses (except for brokerage and 12b-1 fees) and waive the compensation provided in its Management Agreement until April 30, 2006 or until such time as the Fund has $50 million of net assets, whichever occurs first. Effective May 1, 2004, the Investment Adviser has agreed to assume all expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided for in its Investment Management Agreement to the extent that such expenses and compensation on an annualized basis exceed 0.40% of the daily net assets of the Fund and will continue to do so on a permanent basis. The management fee was allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

     The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administration services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.12% of the daily net assets. The advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The Fund's Investment Adviser will continue to provide investment advisory services under an Amended and Restated Investment Advisory Agreement ("Investment Advisory Agreement"). The administration services previously provided to the Fund by the Investment Adviser will be provided by Morgan Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator will provide the same administrative services previously provided by the Investment Adviser. For the fiscal years ended November 30, 2002, 2003 and 2004, the Investment Adviser accrued compensation under the Management Agreement and the Investment Advisory Agreement in the amounts of $62,849, $43,770 and $47,272, respectively. Because of the waiver of the compensation provided for in the Management Agreement and the Investment Advisory Agreement and described above, there were no fees payable for the fiscal years ended November 30, 2002, 2003 and 2004.


     Although the entities providing adminstrative services to the Fund have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes did not result in any increase in the amount of total combined fees paid by the Fund for investment advisory and administrative services, or any decrease in the nature or quality of the investment advisory or administrative services received by the Fund.


     In approving the advisory agreements, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Adviser's expenses in providing the services, the profitability of the Investment Adviser and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees evaluated the performance of the Fund relative to its peer group and noted that the Fund's one-year performance and performance since the Fund's Inception on July 13, 2001 was better than its peer group average but worse than the KLD Index. They also noted that the Fund's Investment Adviser was waiving its management fee and bearing all of the Fund's expenses except brokerage commissions and 12b-1 fees and that the Investment Adviser continued the fee waiver in effect through December 31, 2004. The Trustees recognized that assets of the Fund were small ($15 million at its fiscal year end on November 30, 2003), and that the Fund was established to serve a specific need, namely, for investors who wished to invest in companies that meet certain social and environmental criteria. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Adviser and the financial strength of the Investment Adviser and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the advisory agreements was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the costs of educational and/or business-related trips and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND THE ADMINISTRATOR

     The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.


     Under the terms of the Administration Agreement, in addition to managing the Fund's investments, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Adviser under the Investment Advisory Agreement or by the Administrator under the Administration Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

     The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees, including a majority of the Independent Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively.

     Effective May 1, 2004, the Board approved an Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 (the "Amended Plan") converting the Plan with respect to Class B shares from a "compensation" to a "reimbursement" plan similar to that of Class A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.


     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended November 30, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).



                                               2004                       2003                      2002
                                        --------------------      --------------------      --------------------
Class A                                  FSCs:(1)  $  14,997       FSCs:(1)  $  28,091       FSCs:(1)  $  11,870
                                        CDSCs:     $       6      CDSCs:     $       0      CDSCs:     $     187
Class B                                 CDSCs:     $  20,787      CDSCs:     $  16,514      CDSCs:     $  16,050
Class C                                 CDSCs:     $     415      CDSCs:     $      68      CDSCs:     $     298


----------
(1)  FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.


     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended November 30, 2004, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $5,085, $97,088 and $17,679, respectively, which amounts are equal to 0.23%, 1.00% and 0.93% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.


     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the costs of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended November 30, 2004 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $1,428,726 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 64.71% ($924,499 ) -- advertising and promotional expenses; (ii) 0.85% ($12,114) -- printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 34.44% ($492,113) -- other expenses, including the gross sales credit and the carrying charge, of which 2.24% ($11,001) represents carrying charges, 40.47% ($199,180) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 57.29% ($281,932) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended November 30, 2004 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $1,130,833 as of November 30, 2004 (the end of the Fund's fiscal year), which was equal to 10.47% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     Under the Amended Plan, the Fund is authorized to reimburse the Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $430 in the case of Class C at December 31, 2004 (the end of the calendar year), which amount was equal to 0.02% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


     (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. FUND MANAGEMENT

     OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

     As of November 30, 2004, Kevin Jung managed seven mutual funds with a total of $4.6 billion in assets; 0 pooled investment vehicles other than mutual funds with a total of $0 in assets; and 0 other accounts with a total of $0 in assets.

     Because the portfolio manager manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

     PORTFOLIO MANAGER COMPENSATION STRUCTURE

     The portfolio manager receives a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, the portfolio manager receives base salary compensation based on the level of his position with the Investment Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, the portfolio manager may receive discretionary compensation.

     Discretionary compensation can include:

     - CASH BONUS;

     - MORGAN STANLEY'S EQUITY INCENTIVE COMPENSATION PROGRAM (EICP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - INVESTMENT MANAGEMENT DEFERRED COMPENSATION PLAN (IMDCP) AWARDS -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. The Portfolio Manager must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds he manages that are included in the IMDCP fund menu, which may or may not include the Fund;

     - SELECT EMPLOYEES' CAPITAL ACCUMULATION PROGRAM (SECAP) AWARDS -- a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and

     - VOLUNTARY EQUITY INCENTIVE COMPENSATION PROGRAM (VEICP) AWARDS -- a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Investment Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

     SECURITIES OWNERSHIP OF PORTFOLIO MANAGER

     As of November 30, 2004, the end of the fund's most recently completed fiscal year, the dollar range of securities beneficially owned by the portfolio manager in the Fund is shown below:

     Kevin Jung: /X/   None:

H. CODES OF ETHICS


     The Fund, the Investment Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.


I. PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the Investment Adviser. The following is a summary of the Investment Adviser's Proxy Voting Policy ("Policy").

     The Investment Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Policy provides that the Investment Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee.

     The Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

     - Routine proposals will be voted in support of management.

     - With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

     - The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.) which potentially may have a substantive financial or best interest impact on a shareholder.

     - The Investment Adviser will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.) which potentially may have a substantive financial or best interest impact on a shareholder (notwithstanding management support).

     - The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

     - The Investment Adviser will vote for certain shareholder proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, requiring diversity of board membership relating to broad based social, religious or ethnic groups, reducing or eliminating supermajority voting requirements, etc).

     - The Investment Adviser will vote against certain shareholder proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require company's to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, proposals requiring inappropriate endorsements or corporate actions, etc.)

     - Certain other shareholder proposals (i.e., proposals that limit the tenure of directors, proposals that limit golden parachutes, proposals requiring directors to own large amounts of company stock to be eligible for election, proposals that limit retirement benefits or executive compensation, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

CONFLICTS OF INTEREST

     If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question.

THIRD PARTIES

     To assist the Investment Adviser in its responsibility for voting proxies, Institutional Shareholder Services ("ISS") has been retained as experts in the proxy voting and corporate governance area. The services provided to the Investment Adviser include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize the ISS recommendations in making proxy voting decisions, it is in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the proxy research services.

FURTHER INFORMATION

     A copy of the Policy, as well as the Fund's proxy voting record for the most recent twelve-month period ended June 30, are available (i) without charge by calling (800) 869-NEWS or by visiting the Mutual Fund Center on our web site at www.morganstanley.com/funds and (ii) on the SEC's web site at www.sec.gov.

J. REVENUE SHARING


     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial intermediaries ("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor. The amount of these payments, as determined from time to time by the Investment Adviser or the Distributor, may be different for different Intermediaries.

     These payments currently include the following amounts which are paid to Financial Advisors and Intermediaries or their salespersons in accordance with the applicable compensation structure:

     (1) On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.

     (2) On sales of Class D shares other than shares held by participants in the Investment Adviser's mutual fund asset allocation program and in the Morgan Stanley Choice Program, Morgan Stanley DW and other Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual residual commission of up to 0.10% of the current value of the accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

     (3) On sales (except purchases through 401(k) platforms) through Morgan Stanley DW's Mutual Fund Network:

          -    An amount equal to 0.20% of gross sales of Fund shares; and
          - For those shares purchased beginning January 1, 2001, an annual fee in an amount up to 0.05% of the value of such Fund shares held for a one-year period or more.

     (4) An amount equal to 0.20% on the value of shares sold through 401(k) platforms.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


     For the fiscal years ended November 30, 2002, 2003 and 2004, the Fund paid a total of $7,912, $5,868 and $3,623, respectively, in brokerage commissions.


B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended November 30, 2002, 2003 and 2004, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended November 30, 2002, 2003 and 2004, the Fund paid no brokerage commissions to an affiliated broker or dealer.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients on the sale of shares of advised investment companies. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Adviser and certain of its affiliates each currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

     During the fiscal year ended November 30, 2004, the Fund did not pay any brokerage commissions to brokers because of research services provided.

E. REGULAR BROKER-DEALERS


     During the fiscal year ended November 30, 2004, the Fund purchased securities issued by J.P. Morgan Chase & Co., Prudential Financial, Inc., Goldman Sachs Group Inc. and Bank America Corp., which issuers were among the top ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At November 30, 2004, the Fund held securities issued by J.P. Morgan Chase & Co., Prudential Financial, Inc. and Goldman Sachs Group Inc. with market values of $341,824, $66,768 and $87,265, respectively.


VII. CAPITAL STOCK AND OTHER SECURITIES

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in Section "V. Investment Management and Other Services -- E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities vaued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S.government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund if and when the Fund invests in options or futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all ordinary income dividends would move to 35% in 2009 and 39.6% in 2011.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations. Recently enacted legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Distributions attributable to gains from "U.S. real property interests" (including certain U.S. real property holding corporations) may generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gain may be subject to a 30% branch profit tax in the hands of a foreign shareholder that is a corporation. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

     After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the other fund.

     The availability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. PERFORMANCE DATA

        AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDED NOVEMBER 30, 2004


CLASS                                     INCEPTION DATE   1 YEAR    LIFE OF FUND
-----                                     --------------   ------    ------------
Class A                                      07/13/01        5.00%      -1.44%
Class B                                      07/13/01        4.97%      -1.24%
Class C                                      07/13/01        9.12%      -0.60%
Class D                                      07/13/01       11.04%       0.35%


          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED NOVEMBER 30, 2004


CLASS                                     INCEPTION DATE   1 YEAR    LIFE OF FUND
-----                                     --------------   ------    ------------
Class A                                      07/13/01       10.81%       0.15%
Class B                                      07/13/01        9.97%      -0.65%
Class C                                      07/13/01       10.12%      -0.60%
Class D                                      07/13/01       11.04%       0.35%


          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED NOVEMBER 30, 2004


CLASS                                     INCEPTION DATE   1 YEAR    LIFE OF FUND
-----                                     --------------   ------    ------------
Class A                                      07/13/01       10.81%       0.50%
Class B                                      07/13/01        9.97%      -2.19%
Class C                                      07/13/01       10.12%      -2.02%
Class D                                      07/13/01       11.04%       1.20%


  AVERAGE ANNUAL AFTER-TAX RETURNS (ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE)
                                     CLASS B
                         PERIOD ENDED NOVEMBER 30, 2004


CALCULATION METHODOLOGY                   INCEPTION DATE   1 YEAR    LIFE OF FUND
-----------------------                   --------------   ------    ------------
After taxes on distributions                 07/13/01        4.92%      -1.35%
After taxes on distributions and
redemptions                                  07/13/01        3.29%      -1.11%


XII. FINANCIAL STATEMENTS


     The Fund's audited financial statements for the fiscal year ended November 30, 2004, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the Fund's ANNUAL REPORT TO SHAREHOLDERS must accompany the delivery of this STATEMENT OF ADDITIONAL INFORMATION.


XIII. FUND COUNSEL

     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

                                      *****

     This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

                      MORGAN STANLEY KLD SOCIAL INDEX FUND
                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS:

(a). Declaration of Trust of the Registrant, dated April 6, 2001, is incorporated by reference to Exhibit 1 of the Initial Registration Statement on Form N-1A, filed on April 17, 2001.

(b). Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on February 27, 2004.

(c).      None.

(d). Amended and Restated Investment Advisory Agreement, dated November 1, 2004, is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 28, 2005.

(e)(1). Form of Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., is incorporated by reference to Exhibit 5(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 6, 2001.

   (2).   Form of Selected Dealers Agreement, is incorporated by reference to
          Exhibit 5(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 6, 2001.

(f).      Not applicable.

(g)(1). Form of Custodian Agreement, is incorporated by reference to Exhibit 7 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on June 6, 2001.

   (2). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, is incorporated by reference to Exhibit 7(b) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on January 29, 2002.

   (3). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, is incorporated by reference to
          Exhibit 7(c) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on January 29, 2002.

(h)(1). Amended and Restated Transfer Agency and Service Agreement, dated November 1, 2004 between the Registrant and Morgan Stanley Trust, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 28, 2005.

   (2). Administration Agreement, dated November 1, 2004, between Morgan Stanley Services Company Inc. and the Registrant, is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 28, 2005.

(i)(1).   Opinion and Consent of Clifford Chance US LLP, filed herein.

   (2).   Opinion of Dechert LLP, Massachusetts Counsel, filed herein.

(j). Consent of Independent Registered Public Accounting Firm, filed herein.

(k).      Not applicable.

(l).      Not applicable.

(m). Amended and Restated Plan of Distribution Pursuant to Rule 12b-1, dated May 1, 2004, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 28, 2005.

(n). Amended Multi-Class Plan Pursuant to Rule 18f-3, dated October 28, 2004, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 28, 2005.

(o).      Not applicable.

(p)(1). Code of Ethics of Morgan Stanley Investment Management, is incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 28, 2005.

   (2). Code of Ethics of Morgan Stanley Funds, is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 28, 2005.

(q). Powers of Attorney of Trustees, dated January 27, 2005, is incorporated by reference to Exhibit (q) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 28, 2005.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

     None.

ITEM 25. INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust, neither the Investment Adviser nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant. Pursuant to Section 9 of the Registrant's Investment Advisory Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Agreement, the Investment Adviser shall not be liable to the Registrant or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Adviser or for any losses sustained by the Registrant or its investors. Pursuant to Section 7 of the Registrant's Administration Agreement, the Administrator will use its best efforts in the performance of administrative activities on behalf of each fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Administrator shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Administrator or for any losses sustained by the Fund or its investors.

     Pursuant to Section 7 of the Registrant's Underwriting Agreement, the Registrant shall indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any Shares, which may be based upon the 1933 Act, or on any other statute or at common law, on the grounds that the Registration Statement or related Prospectus and Statement of Additional Information, as from time to time amended and supplemented, or the annual or interim reports to shareholders of the Registrant, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant in connection therewith by or on behalf of the Underwriter; provided, however, that in no case (i) is the indemnity of the Registrant in favor of the Underwriter and any such controlling persons to be deemed to protect the Underwriter or any such controlling persons thereof against any liability to the Registrant or its security holders to which the Underwriter or any such controlling persons would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement; or (ii) is the Registrant to be liable under its indemnity agreement contained in this paragraph with respect to any claim made against the Underwriter or any such controlling persons, unless the Underwriter or any such controlling persons, as the case may be, shall have notified the Registrant in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Underwriter or such controlling persons (or after the Underwriter or such controlling persons shall have received notice of such service on any designated agent), but failure to notify the Registrant of any such claim shall not relieve it from any liability which it may have to the person against whom such action is brought otherwise than on account of its indemnity agreement contained in this paragraph.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     The Registrant, in conjunction with the Investment Adviser, the Registrant's Trustees, and other registered investment management companies managed by the Investment Adviser, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Fund Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding directors and officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co. Incorporated.

     Set forth below is the name and principal business address of each company for which each director or officer of Morgan Stanley Investment Advisors serves as a director, officer or employee.

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
1221 Avenue of the Americas, New York, New York 10020

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

      NAME AND POSITION WITH               OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS            INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-------------------------------------   ---------------------------------------------------------------------
Mitchell M. Merin                       President and Chief Operating Officer of Morgan Stanley Investment
President, Chief Executive Officer      Management; Chairman and Director of Morgan Stanley Distributors;
and Director                            Chairman and Director of Morgan Stanley Trust; President, Chief
                                        Executive Officer and Director of Morgan Stanley Services; President
                                        of the Morgan Stanley Retail Funds and the Institutional Funds;
                                        Director of Morgan Stanley Investment Management Inc.; Director of
                                        various Morgan Stanley subsidiaries; Trustee, President and Chief
                                        Executive Officer of the Van Kampen Open-End Funds; President and
                                        Chief Executive Officer of the Van Kampen Closed-End Funds.

Barry Fink                              Managing Director and General Counsel of Morgan Stanley Investment
Managing Director                       Management; Managing Director and Director of Morgan Stanley
and Director                            Services; Managing Director, Secretary, and Director of Morgan
                                        Stanley Distributors; Vice President of the Morgan Stanley Funds.

Joseph J. McAlinden                     Chief Investment Officer and Managing Director of Morgan Stanley
Managing Director and                   Investment Management Inc.; Director of Morgan Stanley Trust.
Chief Investment Officer

Ronald E. Robison                       Principal Executive Officer of Funds in the Fund Complex; Managing
Managing Director, Chief                Director, Chief Administrative Officer and Director of Morgan Stanley
Administrative Officer and              Services; Chief Executive Officer and Director of Morgan Stanley
Director                                Trust; Managing Director of Morgan Stanley Distributors; Executive
                                        Vice President and Principal Executive Officer of the Morgan Stanley
                                        Funds; Director of Morgan Stanley SICAV.

P. Dominic Caldecott                    Managing Director of Morgan Stanley Investment Management Inc.
Managing Director                       and Morgan Stanley Dean Witter Investment Management Limited;
                                        Vice President and Investment Manager of Morgan Stanley & Co.
                                        International.

Rajesh K. Gupta                         Managing Director and Chief Administrative Officer-Investments of
Managing Director and                   Morgan Stanley Investment Management Inc.
Chief Administrative Officer-
Investments

John B. Kemp, III                       President and Chief Executive Officer of Morgan Stanley Distributors.
Executive Director

Francis J. Smith                        Executive Director of Morgan Stanley Services; Vice President and
Executive Director                      Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)  Active Assets California Tax-Free Trust

(2)  Active Assets Government Securities Trust

(3)  Active Assets Institutional Government Securities Trust

(4)  Active Assets Institutional Money Trust

(5)  Active Assets Money Trust

(6)  Active Assets Tax-Free Trust

(7)  Morgan Stanley Aggressive Equity Fund

(8)  Morgan Stanley Allocator Fund

(9)  Morgan Stanley American Opportunities Fund

(10) Morgan Stanley Balanced Growth Fund

(11) Morgan Stanley Balanced Income Fund

(12) Morgan Stanley Biotechnology Fund

(13) Morgan Stanley California Tax-Free Daily Income Trust

(14) Morgan Stanley California Tax-Free Income Fund

(15) Morgan Stanley Capital Opportunities Trust

(16) Morgan Stanley Convertible Securities Trust

(17) Morgan Stanley Developing Growth Securities Trust

(18) Morgan Stanley Dividend Growth Securities Inc.

(19) Morgan Stanley Equally-Weighted S&P 500 Fund

(20) Morgan Stanley European Equity Fund Inc.

(21) Morgan Stanley Federal Securities Trust

(22) Morgan Stanley Financial Services Trust

(23) Morgan Stanley Flexible Income Trust

(24) Morgan Stanley Fund of Funds

(25) Morgan Stanley Fundamental Value Fund

(26) Morgan Stanley Global Advantage Fund

(27) Morgan Stanley Global Dividend Growth Securities

(28) Morgan Stanley Global Utilities Fund

(29) Morgan Stanley Growth Fund

(30) Morgan Stanley Health Sciences Trust

(31) Morgan Stanley High Yield Securities Inc.

(32) Morgan Stanley Income Builder Fund

(33) Morgan Stanley Information Fund

(34) Morgan Stanley International Fund

(35) Morgan Stanley International SmallCap Fund

(36) Morgan Stanley International Value Equity Fund

(37) Morgan Stanley Japan Fund

(38) Morgan Stanley KLD Social Index Fund

(39) Morgan Stanley Limited Duration Fund

(40) Morgan Stanley Limited Duration U.S. Treasury Trust

(41) Morgan Stanley Limited Term Municipal Trust

(42) Morgan Stanley Liquid Asset Fund Inc.

(43) Morgan Stanley Mid-Cap Value Fund

(44) Morgan Stanley Nasdaq-100 Index Fund

(45) Morgan Stanley Natural Resource Development Securities Inc.

(46) Morgan Stanley New York Municipal Money Market Trust

(47) Morgan Stanley New York Tax-Free Income Fund

(48) Morgan Stanley Pacific Growth Fund Inc.

(49) Morgan Stanley Prime Income Trust

(50) Morgan Stanley Quality Income Trust

(51) Morgan Stanley Real Estate Fund

(52) Morgan Stanley S&P 500 Index Fund

(53) Morgan Stanley Select Dimensions Investment Series

(54) Morgan Stanley Small-Mid Special Value Fund

(55) Morgan Stanley Special Growth Fund

(56) Morgan Stanley Special Value Fund

(57) Morgan Stanley Strategist Fund

(58) Morgan Stanley Tax-Exempt Securities Trust

(59) Morgan Stanley Tax-Free Daily Income Trust

(60) Morgan Stanley Total Market Index Fund

(61) Morgan Stanley Total Return Trust

(62) Morgan Stanley U.S. Government Money Market Trust

(63) Morgan Stanley U.S. Government Securities Trust

(64) Morgan Stanley Utilities Fund

(65) Morgan Stanley Value Fund

(66) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 25 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. None of the following persons has any position or office with the Registrant.

                                  POSITIONS AND OFFICE WITH
NAME                             MORGAN STANLEY DISTRIBUTORS
----                  --------------------------------------------------
Fred Gonfiantini         Executive Director and Financial Operations
                           Principal of Morgan Stanley Distributors

(c)  Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

     Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

                    The Bank of New York
                    100 Church Street
                    New York, New York 10286
                    (records relating to its function as custodian)

                    Morgan Stanley Investment Advisors Inc.
                    1221 Avenue of the Americas
                    New York, New York 10020
                    (records relating to its function as investment adviser)

                    Morgan Stanley Trust
                    Harborside Financial Center, Plaza Two
                    2nd Floor
                    Jersey City, New Jersey 07311
                    (records relating to its function as transfer agent and dividend disbursing agent)

                    Morgan Stanley Services Company Inc.
                    Harborside Financial Center, Plaza Two
                    7th Floor
                    Jersey City, New Jersey 07311
                    (records relating to its function as administrator)

ITEM 29. MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of March, 2005.

                                            MORGAN STANLEY KLD SOCIAL INDEX FUND

                                            By:      /S/ AMY R. DOBERMAN
                                               ---------------------------------
                                                     Amy R. Doberman
                                                     VICE PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 has been signed below by the following persons in the capacities and on the dates indicated.

               SIGNATURES                                    TITLE                    DATE
               ----------                                    -----                    ----
(1) Principal Executive Officer                    Executive Vice President and
                                                   Principal Executive Officer

By:        /s/ RONALD E. ROBISON
   ----------------------------------------------
           Ronald E. Robison                                                       March 30, 2005

(2)  Principal Financial Officer                   Chief Financial Officer

By:        /s/ FRANCIS J. SMITH
   ----------------------------------------------
           Francis J. Smith                                                        March 30, 2005

(3)  Majority of the Trustees

     Charles A. Fiumefreddo (Chairman)
     James F. Higgins

By:        /s/ BARRY FINK
   ----------------------------------------------
           Barry Fink
           Attorney-in-Fact                                                        March 30, 2005

   Michael Bozic              Joseph J. Kearns
   Edwin J. Garn              Michael E. Nugent
   Wayne E. Hedien            Fergus Reid
   Manuel H. Johnson

By:        /s/ CARL FRISHLING
   ----------------------------------------------
           Carl Frishling
           Attorney-in-Fact                                                        March 30, 2005

                      MORGAN STANLEY KLD SOCIAL INDEX FUND

                                  EXHIBIT INDEX

(i)(1). --  Opinion and Consent of Clifford Chance US LLP.

   (2). --  Opinion of Dechert LLP, Massachusetts Counsel.

(j).    --  Consent of Independent Registered Public Accounting Firm.